PAYMENT AND SETTLEMENT AGREEMENT

This Payment and Settlement Agreement (the “Agreement”) is made and entered into as of the 30th day of June, 2012, by and among American Standard Energy Corp., a Delaware corporation having a principal business address of 4800 North Scottsdale Road, Suite 1400, Scottsdale, AZ 85251 (“Parent”), American Standard Energy Corp., a Nevada corporation wholly owned by and having the same principal business address as Parent (“ASEC Nevada”), ASEN 2, Corp., a Delaware corporation wholly owned by and having the same principal business address as Parent (“ASEN 2”, and together with ASEC Nevada, the “Subsidiaries”) and XOG Operating LLC, a Texas limited liability company having a principal business address of 1801 W. Texas, Midland, TX 79701 (“XOG”). Parent, ASEC Nevada, ASEN 2 and XOG shall be referred to from time to time hereinafter collectively as the “Parties” and each individually as a “Party.”

WITNESSETH:

WHEREAS, each of the Subsidiaries has entered into Joint Operating Agreements with XOG as set forth on Exhibit A attached hereto (collectively, the “Joint Operating Agreements”) in connection with the development and improvement of certain oil and gas leasehold properties held by such Subsidiaries;

WHEREAS, certain amounts as set forth below are due and payable by the Subsidiaries to XOG pursuant to Joint Interest Billing Statements (“JIBs”) issued by XOG and delivered to the Subsidiaries (or Parent on their behalf) in connection with the Joint Operating Agreements; and

WHEREAS, Parent desires to issue shares of its common stock (“Common Stock”) to XOG in full and final payment for such due and payable amounts, and XOG desires to accept such Common Stock as full and final payment therefor.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound, the Parties hereby agree as follows:

Agreement

1.	PAYMENT AND SETTLEMENT

A.	The Parties hereby agree that the total amount due and payable by the Subsidiaries to XOG in respect of the JIBs issued to them (or Parent on their behalf) in connection with the Joint Operating Agreements from January 1, 2012, through and including June 30, 2012 (including interest, fees, penalties, expenses and any other ancillary or related amounts), is $10,000,000 (the “Outstanding Amount”), and that as of the date hereof, no portion of the Outstanding Amount is (or has been declared by XOG at any time to be) late or delinquent.

B.	As full and timely payment to XOG for the Outstanding Amount, Parent shall, within five (5) business days of the date hereof, issue and deliver to XOG, and XOG shall accept, 4,444,445 shares of Common Stock (the “Shares”) at a price per share equal to $2.25 (the “Issuance”). The Issuance shall constitute full and final payment of the Outstanding Amount and shall extinguish and release any and all other amounts owed by (or liabilities of) the Subsidiaries or Parent to XOG in respect of the Joint Operating Agreements or any JIB through and including June 30, 2012.

C.	Piggyback Registration of Registration Shares. If at any time within one year of the date hereof, the Parent proposes to prepare and file with the Securities and Exchange Commission a registration statement (a "Piggyback Registration Statement") covering equity or debt securities of the Parent in an underwritten public offering, other than in connection with a merger, a resale registration statement, acquisition or pursuant to a registration statement on Form S-4 or Form S-8 or any successor form, the Parent will give written notice of its intention to do so by registered or certified mail ("Registration Notice"), at least 15 days prior to the filing of each such Piggyback Registration Statement, to XOG. Upon the written request of XOG, made within five (5) days after receipt of the Registration Notice, that Parent include all or a portion of the Shares (the “Registration Shares”) in the Piggyback Registration Statement, Parent shall, include the Registration Shares which it has been so requested to register in the Piggyback Registration Statement ("Piggyback Registration"); provided, however, that if, in the written opinion of the Parent's underwriter or managing underwriter of the underwriting group, if any, for such offering, the inclusion of all or a portion of the Registration Shares requested to be registered, when added to the securities being registered by the Parent, will exceed the maximum amount of the Parent's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise having a material adverse effect on the entire offering, then the Parent may exclude from such offering all or a portion of the Registration Shares which it has been requested to register. Without limiting the generality of the foregoing, such underwriter or managing underwriter may condition its consent to the inclusion of all or a portion of the Registration Shares requested to be registered upon the participation by XOG in the underwritten public offering on the terms and conditions thereof. Notwithstanding the preceding provisions, the Parent shall have the right at any time after it shall have given Registration Notice (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any proposed Piggyback Registration Statement filed pursuant to this Section 1(C), or to withdraw the same after the filing but prior to the effective date thereof.

2.	REPRESENTATIONS AND WARRANTIES

A.	XOG and its representatives represent and warrant to Parent and the Subsidiaries that:

i.	XOG is a limited liability company duly organized and legally existing and in good standing under the laws of the State of Texas.

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ii.	XOG, through its representatives and/or affiliates, is a knowledgeable investor and acknowledges that it has received or had access to all information concerning Parent that it required to make its investment decision and has had the ability to evaluate (and in fact has evaluated) such information. In making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, XOG has relied on its own independent due diligence investigation of Parent and has been advised by and has relied solely on its own expertise and legal, tax and other professional counsel concerning this transaction, the Common Stock to be acquired pursuant to this Agreement and the value thereof. XOG is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), is acquiring shares of Common Stock for its own account and not with the intent to make a distribution within the meaning of the Securities Act or a distribution thereof in violation of any other applicable securities laws and is able to bear the economic risk and lack of liquidity inherent in holding shares of Common Stock. XOG hereby acknowledges that the Issuance is being undertaken by Parent in reliance upon the representations and warranties of XOG set forth in this Section 2.A.ii.

iii.	XOG and its representatives and affiliates acknowledge that the Common Stock acquired by it will be treated as “restricted securities” under federal securities laws and, under such laws and applicable regulations, such shares of Common Stock will bear a restrictive legend and cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

B.	Each Party represents and warrants to the other Parties that:

i.	it has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and to perform its obligations hereunder; and

ii.	this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor’s rights and as limited by general equitable principles.

3.	MISCELLANEOUS

A.	Except as otherwise specifically set forth herein, nothing in this Agreement alters in any respect any of the provisions of the Joint Operating Agreements, which shall remain in full force and effect in accordance with their terms.

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B.	Governing Law; Dispute Resolution. This Agreement shall be governed in all respects by the laws of the State of New York. Any and all actions arising out of or relating to this Agreement or the subject matter of this Agreement shall be brought and resolved only in the state or federal courts located in the State of New York. The Parties irrevocably submit to the jurisdiction of each such court in any such action or proceeding. In any action based upon, arising from, or relating to this Agreement, each of the Parties irrevocably waives the right to trial by jury.

C.	Entire Agreement; Amendment and Termination. This Agreement constitutes the complete and exclusive statement of the agreement among the Parties with respect to the subject matter of this Agreement, and this Agreement supersedes any and all prior oral or written communications, proposals, representations, and agreements. This Agreement may be amended or terminated only by mutual agreement expressed in writing and signed by the Parties.

D.	Notices. Except as expressly provided for to the contrary herein, all notices, consents, and other communications among the Parties under or regarding this Agreement shall be in writing (which includes e-mail, facsimile and documents in “.pdf” format) and shall be sent to the recipient’s address set forth in the preamble of this Agreement. Such communications shall be deemed to have been received on the date actually received. Any Party may change its address for notices by giving written notice of the new address to each other Party in accordance with this Section 3.D but any element of such Party’s address that is not newly provided in such notice shall be deemed not to have changed.

E.	Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated, transferred to any person or entity, made the subject of a security interest or otherwise encumbered by any Party.

F.	Severability. Should any term or provision of this Agreement be held to any extent unenforceable, invalid, or prohibited under law, then such provision shall be deemed restated to reflect the original intention of the Parties as nearly as possible in accordance with applicable law and the remainder of this Agreement.

G.	Construction; Interpretation. When from the context it appears appropriate, each term stated either in the singular or the plural shall include the singular and the plural and pronouns stated in the masculine, the feminine or the neuter shall include the masculine, the feminine and the neuter. Agreement, Section and Exhibit headings are for reference only and shall not affect the interpretation of this Agreement.

H.	Counterparts. This Agreement may be executed in separate counterparts, each of which, when executed and delivered to all other Parties, shall be an original as against the Party whose signature appears thereon, but all such counterparts shall together constitute one and the same instrument.

[signatures on following page]

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IN WITNESS WHEREOF, this Agreement is executed by the Parties on the date first set forth above.

AMERICAN STANDARD ENERGY CORP., a Delaware corporation

By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer

AMERICAN STANDARD ENERGY CORP., a Nevada corporation

By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer

ASEN 2, CORP., a Delaware corporation

By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer

XOG OPERATING LLC

By:	/s/ Randall Capps
Name: Randall Capps
Title: Managing Member

[Signature Page to Payment and Settlement Agreement]